SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 3, 2003

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                       001-16533                63-1261433
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                          35209
(Address of Principal Executive Office )                        (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400

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Item 7.       Financial Statements and Exhibits
-------       ---------------------------------

              (c) Exhibits filed with this report:

              Number         Exhibit

               99.1 Copy of Registrant's press release, dated September 3, 2003, publicly announcing its participation in a panel discussion of the medical professional liability business at an investor conference sponsored by Sandler O'Neill and Partners. The release also provides instructions for accessing the conference via the internet or telephone.



Item 9.       Regulation FD Disclosure
-------       ------------------------

               99.2 The Registrant has furnished this report to disclose for Regulation FD purposes its participation in a panel discussion of the medical professional liability business at an investor conference sponsored by Sandler O'Neill and Partners. The release also provides instructions for accessing the conference via the internet or telephone.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 3, 2003


                                           PROASSURANCE CORPORATION




                                           By:  /s/ Howard H. Friedman
                                           ----------------------------
                                                    Howard H. Friedman
                                                    Chief Financial Officer

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